SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) July 28, 2005
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                                TEREX CORPORATION
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             (Exact Name of Registrant as Specified in Charter)


          Delaware                       1-10702                 34-1531521
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(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
     of Incorporation)                                       Identification No.)


    500 Post Road East, Suite 320, Westport, Connecticut          06880
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          (Address of Principal Executive Offices)              (Zip Code)


        Registrant's telephone number, including area code (203) 222-7170
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                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

     Terex Corporation (the "Company") issued a press release on July 28, 2005, announcing a conference call to be held on Thursday, August 4, 2005 at 8:30 a.m., Eastern Time, to review the Company's second quarter 2005 financial results. The teleconference and a replay of the teleconference will be accessible to the public.

     The Company also announced that it will be releasing second quarter 2005 financial results to the wire services on Wednesday, August 3, 2005, after the close of the market. This press release will also be available on the Company's website at www.terex.com.

     A copy of this press release is included as Exhibit 99.1 to this Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

     (c)  Exhibits

          99.1  Press release of Terex Corporation issued on July 28, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 28, 2005

                                    TEREX CORPORATION


                                    By: /s/ Phillip C. Widman
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                                        Phillip C. Widman
                                        Senior Vice President and Chief
                                          Financial Officer

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